UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2012

(Date of report; date of

earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, at December 31, 2011 Ally Financial Inc. (“Ally”) had funding arrangements with Residential Capital, LLC (“ResCap”) that included $1.0 billion of senior secured credit facilities (the “Senior Secured Facilities”) and a $1.6 billion line of credit (“Line of Credit”) consisting of a $1.1 billion secured facility and a $500 unsecured facility. The Senior Secured Facilities and Line of Credit had a maturity date of April 13, 2012. Ally has extended the maturity date of the Senior Secured Facilities and the $1.1 billion secured facility under the Line of Credit to May 14, 2012. The unsecured facility under the Line of Credit was not extended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY FINANCIAL INC.
(Registrant)

Dated:	April 13, 2012	/S/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer
and Controller